                                                                 EXHIBIT 10.140

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fourth Amendment to Loan and Security Agreement (this "FOURTH AMENDMENT") is entered into as of the 25th day of January, 2000, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Fourth Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Fourth Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested certain amendments to the Loan Agreement to (i) permit Holdings to incur certain subordinated debt in favor of SunTrust Banks, Inc., a Georgia corporation ("SUNTRUST"), in an aggregate principal amount of $5,000,000, to be evidenced by a certain Subordinated Note and Warrant Purchase Agreement by and between SunTrust and Holdings (the "SUNTRUST PURCHASE AGREEMENT") and one or more Subordinated Notes (the "SUNTRUST SUBORDINATED NOTES"), and (ii) permit SunTrust to purchase certain Warrants (the "SUNTRUST WARRANTS") convertible, under certain circumstances, into capital stock of Holdings, pursuant to that certain Warrant Agreement by and between SunTrust and Holdings (the "SUNTRUST WARRANT AGREEMENT"; together with the SunTrust Purchase Agreement, SunTrust Subordinated Notes, SunTrust Warrants, that certain Registration Rights Agreement by and between SunTrust and Holdings of even date herewith ("SUNTRUST REGISTRATION AGREEMENT") and all other instruments, documents and agreements executed by or on behalf of any Loan Party in connection therewith, collectively, the "SUNTRUST SUBORDINATED DEBT DOCUMENTS"); and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' requests.



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         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 2 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, the Loan Agreement shall be amended effective January 25, 2000 (the "FOURTH AMENDMENT EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITIONS. The following definitions contained in APPENDIX A to the Loan Agreement shall be amended to read in their entirety as follows:

         SUBORDINATED DEBT - (I) ALL INDEBTEDNESS EVIDENCED BY THE SUNTRUST SUBORDINATED DEBT DOCUMENTS, (II) ALL INDEBTEDNESS WITH RESPECT TO THE PREFERRED STOCK, AND (III) ALL OTHER INDEBTEDNESS OF ANY BORROWER THAT IS SUBORDINATED TO THE OBLIGATIONS IN A MANNER SATISFACTORY TO AGENT.

         SUBORDINATION AGREEMENT - THE JUNIOR SUBORDINATED DEBT SUBORDINATION AGREEMENT OR THE SUNTRUST SUBORDINATION AGREEMENT, AS THE CASE MAY BE.

         1.2 ADDITIONAL DEFINITIONS. Appendix A to the Loan Agreement shall be amended to add the following definitions to such Appendix:

         FOURTH AMENDMENT - THE FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AMONG BORROWERS, LENDERS AND AGENT DATED JANUARY 25, 2000.

         FOURTH AMENDMENT EFFECTIVE DATE - AS DEFINED IN THE FOURTH AMENDMENT.

         JUNIOR SUBORDINATED DEBT SUBORDINATION AGREEMENT - SUBORDINATION AGREEMENT DATED ON OR ABOUT THE CLOSING DATE BETWEEN AGENT AND ONE OR MORE HOLDERS OF THE JUNIOR SUBORDINATED DEBT AND PREFERRED STOCK, AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME.

         SUNTRUST - SUNTRUST BANKS, INC., A GEORGIA CORPORATION.

         SUNTRUST REGISTRATION AGREEMENT - THAT CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED AS OF THE FOURTH AMENDMENT EFFECTIVE DATE BETWEEN HOLDINGS AND SUNTRUST IN ITS CAPACITY AS A HOLDER OF THE SUNTRUST WARRANTS, TOGETHER WITH ALL AMENDMENTS AND MODIFICATIONS THERETO.

         SUNTRUST SUBORDINATED DEBT - THE SUBORDINATED INDEBTEDNESS EVIDENCED BY THE SUNTRUST SUBORDINATED DEBT DOCUMENTS.

         SUNTRUST SUBORDINATED DEBT DOCUMENTS - THE SUNTRUST SUBORDINATED LOAN AGREEMENT, THE SUNTRUST SUBORDINATED NOTES, THE SUNTRUST WARRANT AGREEMENT, THE SUNTRUST REGISTRATION AGREEMENT, THE SUNTRUST WARRANTS,



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         AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED BY OR ON
         BEHALF OF ANY LOAN PARTY AND DELIVERED CONCURRENTLY THEREWITH OR AT ANY TIME HEREAFTER TO OR FOR THE BENEFIT OF THE HOLDERS OF THE SUNTRUST SUBORDINATED NOTES OR THE HOLDERS OF THE SUNTRUST WARRANTS, OR ANY AGENT OR REPRESENTATIVE THEREOF IN CONNECTION WITH THE SUNTRUST SUBORDINATED DEBT AND OTHER TRANSACTIONS CONTEMPLATED BY THE SUNTRUST SUBORDINATED LOAN AGREEMENT, ALL AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME AS PERMITTED UNDER THE LOAN AGREEMENT; BUT EXCLUDING ALL LOAN DOCUMENTS.

         SUNTRUST PURCHASE AGREEMENT - THAT CERTAIN SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT DATED ON OR ABOUT THE FOURTH AMENDMENT EFFECTIVE DATE, BY AND BETWEEN SUNTRUST AND HOLDINGS.

         SUNTRUST SUBORDINATED NOTE - COLLECTIVELY, THAT CERTAIN SUBORDINATED NOTE DUE JANUARY 25, 2007, EXECUTED BY HOLDINGS, AS MAKER, ON OR ABOUT THE FOURTH AMENDMENT EFFECTIVE DATE, AND BEARING INTEREST AT AN INITIAL FIXED RATE OF TWELVE AND ONE-HALF PERCENT (12 1/2%) PER ANNUM, AND PAYABLE TO THE ORDER OF SUNTRuST BANKS, INC., IN THE AGGREGATE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000.

         SUNTRUST SUBORDINATION AGREEMENT - THAT CERTAIN SUBORDINATION AGREEMENT DATED ON OR ABOUT THE FOURTH AMENDMENT EFFECTIVE DATE, BY AND BETWEEN AGENT AND SUNTRUST, AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME.

         SUNTRUST WARRANT AGREEMENT - THAT CERTAIN WARRANT AGREEMENT, DATED AS OF THE FOURTH AMENDMENT EFFECTIVE DATE, BETWEEN HOLDINGS AND SUNTRUST IN ITS CAPACITY AS A HOLDER OF THE SUNTRUST WARRANTS, TOGETHER WITH ALL AMENDMENTS AND MODIFICATIONS THERETO.

         SUNTRUST WARRANTS - THAT (THOSE) CERTAIN WARRANT(S), CONVERTIBLE, UNDER CERTAIN CIRCUMSTANCES, INTO CAPITAL STOCK OF HOLDINGS, ACQUIRED BY SUNTRUST PURSUANT TO THAT CERTAIN WARRANT AGREEMENT, DATED ON OR ABOUT THE FOURTH AMENDMENT EFFECTIVE DATE, BY AND BETWEEN SUNTRUST AND HOLDINGS, AS MORE FULLY DESCRIBED THEREIN.

         1.3 AMENDMENT TO TOTAL INDEBTEDNESS. SECTION 8.2.3 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.2.3 TOTAL INDEBTEDNESS. CREATE, INCUR, ASSUME, OR SUFFER TO EXIST, OR PERMIT ANY OF THEIR RESPECTIVE SUBSIDIARIES TO CREATE, INCUR OR SUFFER TO EXIST, ANY INDEBTEDNESS, EXCEPT:

                           (I)      OBLIGATIONS OWING TO AGENT AND LENDERS;

                           (II)     THE SUNTRUST SUBORDINATED DEBT AND
                  INDEBTEDNESS, IF ANY, RELATING TO THE PREFERRED STOCK;



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                           (III)    INDEBTEDNESS OF A LOAN PARTY OR A SUBSIDIARY
                  IF AND TO THE EXTENT PERMITTED BY SECTION 8.2.2;

                           (IV) ACCOUNTS PAYABLE TO TRADE CREDITORS AND CURRENT OPERATING EXPENSES(OTHER THAN FOR MONEY BORROWED) NINETY PERCENT (90%) OF WHICH ARE AGED NOT MORE THAN 45 DAYS FROM THE DUE DATE, OR, IF AGED OUTSIDE OF THE PRECEDING PARAMETERS, THAT ARE BEING PROPERLY CONTESTED, BUT IN EACH CASE INITIALLY INCURRED IN THE ORDINARY COURSE OF BUSINESS AND EITHER PAID WITHIN SUCH TIME PERIOD OR, IF BEING PROPERLY CONTESTED AT THE TIME AND IN THE MANNER CONTEMPLATED IN THE DEFINITION OF THE TERM "PROPERLY CONTESTED";

                           (V)      OBLIGATIONS TO PAY RENTALS PERMITTED BY
                  SECTION 8.2.16;

                           (VI)     PERMITTED PURCHASE MONEY INDEBTEDNESS;

                           (VII) CONTINGENT LIABILITIES ARISING OUT OF ENDORSEMENTS OF CHECKS AND OTHER NEGOTIABLE INSTRUMENTS FOR DEPOSIT OR COLLECTION IN THE ORDINARY COURSE OF BUSINESS;

                           (VIII) CAPITALIZED LEASE OBLIGATIONS TO THE EXTENT THE UNDERLYING CAPITAL LEASE IS PERMITTED BY THE TERMS OF
                  SECTION 8.2.9;

                           (IX)     INDEBTEDNESS IN RESPECT TO DEFERRED TAXES;

                           (X) INDEBTEDNESS EXISTING ON THE CLOSING DATE AND DESCRIBED IN EXHIBIT T ATTACHED HERETO; AND

                           (XI) INDEBTEDNESS NOT INCLUDED IN PARAGRAPHS (I) THROUGH (X) ABOVE WHICH BY ITS TERMS IS UNSECURED AND DOES NOT EXCEED AT ANY TIME, IN THE AGGREGATE, THE SUM OF FIVE HUNDRED THOUSAND DOLLARS ($500,000).

         1.4 AMENDMENT TO DISTRIBUTIONS. SECTION 8.2.8 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.2.8 DISTRIBUTIONS. DECLARE OR MAKE, OR PERMIT ANY OF THEIR RESPECTIVE SUBSIDIARIES TO DECLARE OR MAKE, ANY DISTRIBUTIONS (INCLUDING, WITHOUT LIMITATION, THE REDEMPTION OF ANY SUNTRUST WARRANT OR ANY OTHER OUTSTANDING OPTION TO PURCHASE, OR WARRANT TO SUBSCRIBE FOR, ANY SHARES OF THE CAPITAL STOCK OF ANY LOAN PARTY) EXCEPT THAT SO LONG AS NO DEFAULT OR EVENT OF DEFAULT EXISTS, (A) ANY SUBSIDIARY OF ANY LOAN PARTY MAY MAKE DISTRIBUTIONS TO ANY LOAN PARTY, (B) ANY LOAN PARTY MAY MAKE DISTRIBUTIONS TO ANY OTHER LOAN PARTY, AND (C) HOLDINGS MAY PAY REGULARLY SCHEDULED DISTRIBUTIONS ON THE PREFERRED STOCK, BUT ONLY IF AND TO THE EXTENT PERMITTED UNDER THE JUNIOR SUBORDINATED DEBT SUBORDINATION AGREEMENT.



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         1.5      AMENDMENT TO PREFERRED STOCK LIMITATIONS. SECTION 8.2.18 of
the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.2.18 LIMITS ON PREFERRED STOCK. ISSUE ANY ADDITIONAL SHARES OF PREFERRED STOCK, UNLESS ANY LIABILITIES OR OBLIGATIONS WITH RESPECT THERETO ARE SUBORDINATED TO THE OBLIGATIONS IN THE MANNER SET FORTH IN THE JUNIOR SUBORDINATED DEBT SUBORDINATION AGREEMENT OR OTHERWISE IN A MANNER SATISFACTORY TO AGENT.

         1.6 AMENDMENT TO TOTAL INDEBTEDNESS TO EBITDA. SECTION 8.3.3 of the Loan Agreement shall be amended in its entirety to read as follows:

                  8.3.3 TOTAL INDEBTEDNESS TO EBITDA. AS OF THE LAST DAY OF EACH FISCAL QUARTER SET FORTH BELOW (THE "CALCULATION DATE"), A RATIO OF (I) HOLDINGS' TOTAL INDEBTEDNESS ON SUCH CALCULATION DATE, TO (II) HOLDINGS' EBITDA FOR THE TWELVE CALENDAR MONTH PERIOD ENDING ON SUCH CALCULATION DATE, OF NOT GREATER THAN THE RATIO SET FORTH BELOW ON THE CALCULATION DATE CORRESPONDING
THERETO:

                           CALCULATION DATE                   RATIO
                           ----------------                   -----

                  (I)      DECEMBER 31, 1998         (I)      6.00 TO 1.0

                  (II)     MARCH 31, 1999            (II)     6.00 TO 1.0

                  (III)    JUNE 30, 1999             (III)    4.00 TO 1.0

                  (IV)     SEPTEMBER 30, 1999        (IV)     4.00 TO 1.0

                  (V)      DECEMBER 31, 1999         (V)      3.50 TO 1.0

                  (VI)     MARCH 31, 2000            (VI)     3.50 TO 1.0

                  (VII)    JUNE 30, 2000             (VII)    3.50 TO 1.0

                  (VIII)   SEPTEMBER 30, 2000        (VIII)   3.50 TO 1.0

                  (IX)     DECEMBER 31, 2000         (IX)     3.50 TO 1.0

                  (X)      MARCH 31, 2001            (X)      3.50 TO 1.0

                  (XI)     JUNE 30, 2001             (XI)     3.50 TO 1.0

                  (XII)    SEPTEMBER 30, 2001        (XII)    3.00 TO 1.0
                           AND ON THE LAST DAY OF
                           EACH THEREAFTER OCCURRING
                           FISCAL QUARTER;



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PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED
HEREIN, (A) HOLDINGS' EBITDA FOR PURPOSES OF THE DECEMBER 31, 1998 CALCULATION DATE SHALL BE THE AMOUNT EQUAL TO (I) HOLDINGS' EBITDA FOR THE THREE MONTHS ENDING DECEMBER 31, 1998, MULTIPLIED BY (II) FOUR; (B) HOLDINGS' EBITDA FOR PURPOSES OF THE MARCH 31, 1999 CALCULATION DATE SHALL BE THE AMOUNT EQUAL TO (I) HOLDINGS' EBITDA FOR THE SIX MONTHS ENDING MARCH 31, 1999, MULTIPLIED BY (II) TWO; AND (C) HOLDINGS' EBITDA FOR PURPOSES OF THE JUNE 30, 1999 CALCULATION DATE SHALL BE THE AMOUNT EQUAL TO (I) HOLDINGS' EBITDA FOR THE NINE MONTHS ENDING JUNE 30, 1999, MULTIPLIED BY (II) FOUR, AND DIVIDED BY (III) THREE.

         1.7 AMENDMENT TO OTHER DEFAULTS. Section 10.1.6 is hereby amended in its entirety to read as follows:

                  10.1.6 OTHER DEFAULTS. (A) THERE SHALL OCCUR ANY DEFAULT OR EVENT OF DEFAULT ON THE PART OF ANY LOAN PARTY UNDER ANY AGREEMENT, DOCUMENT OR INSTRUMENT TO WHICH LOAN PARTY IS A PARTY OR BY WHICH ANY LOAN PARTY OR ANY PROPERTY OF ANY LOAN PARTY IS BOUND, CREATING OR RELATING TO ANY INDEBTEDNESS IN EXCESS OF $250,000 (OTHER THAN THE OBLIGATIONS AND THE SUNTRUST SUBORDINATED DEBT, BUT INCLUDING THE SUBORDINATED DEBT OTHER THAN THE SUNTRUST SUBORDINATED
DEBT) IF THE PAYMENT OR MATURITY OF SUCH INDEBTEDNESS IS OR COULD BE ACCELERATED IN CONSEQUENCE OF SUCH EVENT OF DEFAULT OR IF DEMAND FOR PAYMENT OF SUCH INDEBTEDNESS IS MADE BY THE HOLDER OR HOLDERS THEREOF, OR (B) THERE SHALL OCCUR ANY DEFAULT OR EVENT OF DEFAULT ON THE PART OF ANY LOAN PARTY UNDER ANY OF THE SUNTRUST SUBORDINATED DEBT DOCUMENTS IF THE PAYMENT OR MATURITY OF SUCH INDEBTEDNESS IS OR COULD BE ACCELERATED IN CONSEQUENCE OF SUCH DEFAULT OR EVENT OF DEFAULT OR IF DEMAND FOR PAYMENT OF SUCH INDEBTEDNESS IS MADE BY THE HOLDER OR HOLDERS THEREOF.

         1.8      AMENDMENT TO OTHER REMEDIES. The first sentence of SECTION
10.3 is hereby amended in its entirety to read as follows:

         10.3 OTHER REMEDIES. AFTER THE OCCURRENCE, AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, AGENT ON BEHALF OF LENDERS MAY, AND AT THE REQUEST OF REQUIRED LENDERS SHALL, EXERCISE FROM TIME TO TIME THE FOLLOWING RIGHTS AND REMEDIES:

         1.9 AMENDMENT TO NOTICE PROVISION. SECTION 12.8 is hereby amended by replacing the address for Agent with the following:

                                        FLEET CAPITAL CORPORATION
                                        5950 SHERRY LANE
                                        SUITE 300
                                        DALLAS, TEXAS 75225
                                        ATTENTION: LOAN ADMINISTRATION MANAGER
                                        FACSIMILE NO.: (214) 706-7066

         1.10 AMENDMENT TO EXHIBITS. Exhibit E to the Loan Agreement shall be amended in its entirety by substituting the attached Exhibit E.



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         1.11     CONSENT TO ASSIGNMENT TO SUNTRUST. By their execution hereof,
Holdings and Agent hereby consent to the sale and assignment, on or about the date hereof, to SunTrust of an aggregate amount of Revolving Loan and Term Loan Commitments aggregating $2,500,000.

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Fourth Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 2. If each condition set forth in this SECTION 2 has not been satisfied by January 25, 2000, this Fourth Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         2.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Fourth Amendment, copies of the SunTrust Subordinated Debt Documents, and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         2.2 SUNTRUST SUBORDINATION AGREEMENT. SunTrust shall have executed and delivered, and each Loan Party shall have acknowledged, the SunTrust Subordination Agreement expressly subordinating the obligations of the Loan Parties under the SunTrust Subordinated Debt Documents to the Obligations, in form and substance satisfactory to Agent and Lenders and their counsel.

         2.3 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Fourth Amendment.

         2.4      NO DEFAULT. No Default or Event of Default shall exist.

         2.5 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Fourth Amendment, the Loan Agreement or the consummation of the transactions contemplated hereby.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Fourth Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         3.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date


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hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         3.2 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         3.3 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Fourth Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         3.4 ENFORCEABILITY. This Fourth Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         3.5 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 4. MISCELLANEOUS.

         4.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         4.2 PARTIES IN INTEREST. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.



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         4.4      COUNTERPARTS. This Fourth Amendment may be executed in
counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Fourth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         4.5 COMPLETE AGREEMENT. THIS FOURTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         4.6 HEADINGS. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

                           ( Signature Pages Follow )



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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By: /s/ Marcio Cabrera
   --------------------------------
        Marcio Cabrera
        Executive Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

By: /s/ Marcio Cabrera
   --------------------------------
        Marcio Cabrera
        Executive Vice President



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                           CONSENT AND REAFFIRMATION

         The undersigned (the "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Loan and Security Agreement (the "FOURTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof;
(iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of that certain Guaranty dated March 19, 1999 (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Fourth Amendment.

GUARANTOR:

RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation


By: /s/ Marcio Cabrera
   --------------------------------
        Marcio Cabrera
        Executive Vice President

                                             Accepted in Dallas, Texas:

                                             FLEET CAPITAL CORPORATION
                                             ("Agent" and a "Lender")

                                             By: /s/ Dennis M. Hansen
                                                --------------------------
                                             Name:    Dennis M. Hansen
                                             Title:   Senior Vice President

                                             SUNTRUST BANK
                                            (a "Lender")

                                             By: /s/ William H. Craword
                                                --------------------------
                                             Name: William H. Crawford
                                             Title:



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                             [REPLACEMENT EXHIBIT E

                                TO BE PROVIDED BY

                                   BORROWER]




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